UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21780

MFS SERIES TRUST XII

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2008

*This Form N-CSR pertains to the following series of the Registrant: MFS Sector Rotational Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Sector Rotational Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

10/31/08

MSR-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Norfolk Southern Corp.	3.1%
Hudson City Bancorp, Inc.	3.0%
Hewlett-Packard Co.	2.9%
Johnson & Johnson	2.8%
McDonald’s Corp.	2.8%
Ross Stores, Inc.	2.6%
Chevron Corp.	2.5%
Flowers Foods, Inc.	2.5%
L-3 Communications Holdings, Inc.	2.5%
Baxter International, Inc.	2.4%

Equity sectors
Energy	16.1%
Health Care	12.6%
Industrial Goods & Services	11.9%
Financial Services	11.0%
Retailing	10.2%
Consumer Staples	8.7%
Technology	7.9%
Basic Materials	5.5%
Transportation	5.2%
Utilities & Communications	3.7%
Leisure	2.8%
Special Products & Services	2.7%

Percentages are based on net assets as of 10/31/08.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2008, Class A shares of the MFS Sector Rotational Fund provided a total return of –38.06%, at net asset value. This compares with a return of –36.80% for the fund’s benchmark, the Russell 1000 Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Management Review – continued

Detractors from Performance

Stock selection and, to a lesser extent, an overweighted position in the basic materials sector hurt returns relative to the Russell 1000 Index. Holdings of nitrogen and phosphate fertilizer product manufacturer CF Industries (g) was among the fund’s top detractors. Shares of CF Industries declined as the phosphates industry experienced a combination of soft seasonal demand, falling raw material costs, and higher customer inventory levels.

A combination of stock selection and an underweighted position in the health care sector also hindered relative returns. Positioning in health care services company McKesson (g) held back relative returns as the stock underperformed the benchmark.

Although stock selection in the technology sector hurt relative returns, no individual securities were among the fund’s top detractors for the reporting period.

Elsewhere, positioning in household products maker Procter & Gamble, and in oil and gas companies, Whiting Petroleum (g) and Plains Exploration & Production (g), detracted from relative performance. Oil and gas company Encana (aa)(g), insurance company Unum (g), and diversified financial services firm Wells Fargo (g) held back relative results. Not holding retail giant Wal-Mart and financial services company JPMorgan Chase also hindered results as both stocks outperformed the benchmark.

Contributors to Performance

Stock selection in the leisure sector had a positive impact on relative returns over the reporting period. Toy maker Hasbro (g) and fast food chain McDonald’s were among the fund’s top contributors. Shares of Hasbro rose as the toy maker was able to receive preferred placement at some retailers due to their toys being recall-free.

An underweighted position and, to a lesser extent, stock selection in the weak-performing financial services sector also helped relative returns. Not holding poor-performing financial services firms, American International Group (AIG) and Citigroup, boosted relative results. Holdings of Hudson City Bancorp also aided relative returns as the stock turned in strong performance over the reporting period.

Stock selection and an overweighted position in the transportation sector bolstered relative performance. Railroad company Norfolk Southern was one of the fund’s top contributors in this sector.

Elsewhere, positioning in oil field services company FMC Technologies (g), retail chain operator TJX, and global integrated energy company Hess aided relative returns.

The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when

Management Review – continued

equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

G. Michael Mara

Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/08

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	Life (t)
A	8/30/00	(38.06)%	2.06%	2.36%
B	1/03/07	(38.43)%	1.84%	2.22%
C	3/01/04	(38.46)%	1.67%	2.12%
W	3/03/08	(37.96)%	2.09%	2.38%
R1	5/01/08	(38.27)%	1.99%	2.31%
R2	5/01/08	(38.11)%	2.04%	2.35%
R3	5/01/08	(38.01)%	2.07%	2.37%
R4	5/01/08	(37.91)%	2.11%	2.39%

Comparative benchmark

Russell 1000 Index (f)	(36.80)%	0.37%	(3.48)%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(41.62)%	0.85%	1.62%
B With CDSC (Declining over six years from 4% to 0%) (x)	(40.89)%	1.49%	2.22%
C With CDSC (1% for 12 months) (x)	(39.08)%	1.67%	2.12%

Class W, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, August 30, 2000 through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000 Index – constructed to provide a comprehensive barometer for the large-cap segment of the U.S. equity universe based on total market capitalization, which represents approximately 92% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information in the chart and tables for periods prior to January 3, 2007, reflect performance information of the Penn Street Advisors Sector Rotational Portfolio, the fund’s predecessor (the “Predecessor Fund”). On January 3, 2007, the fund acquired all of the assets of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A

Performance Summary – continued

and Class C shares of the fund. The dates in the table are the inception dates for the predecessor fund’s Class A and C shares.

Beginning January 3, 2007, performance for share classes offered after Class A shares includes the performance of the fund’s Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2008 through October 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 through October 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/08	Ending Account Value 10/31/08	Expenses Paid During Period (p) 5/01/08-10/31/08
A	Actual	1.43%	$1,000.00	$665.95	$5.99
	Hypothetical (h)	1.43%	$1,000.00	$1,017.95	$7.25
B	Actual	2.09%	$1,000.00	$663.76	$8.74
	Hypothetical (h)	2.09%	$1,000.00	$1,014.63	$10.58
C	Actual	2.09%	$1,000.00	$663.76	$8.74
	Hypothetical (h)	2.09%	$1,000.00	$1,014.63	$10.58
W	Actual	1.14%	$1,000.00	$666.67	$4.78
	Hypothetical (h)	1.14%	$1,000.00	$1,019.41	$5.79
R1	Actual	2.03%	$1,000.00	$663.76	$8.49
	Hypothetical (h)	2.03%	$1,000.00	$1,014.93	$10.28
R2	Actual	1.52%	$1,000.00	$665.39	$6.36
	Hypothetical (h)	1.52%	$1,000.00	$1,017.50	$7.71
R3	Actual	1.27%	$1,000.00	$666.49	$5.32
	Hypothetical (h)	1.27%	$1,000.00	$1,018.75	$6.44
R4	Actual	1.03%	$1,000.00	$667.56	$4.32
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.3%
Issuer	Shares/Par	Value ($)

Aerospace - 8.1%
General Dynamics Corp.	98,488	$5,940,792
ITT Industries, Inc.	139,800	6,221,100
L-3 Communications Holdings, Inc.	95,830	7,778,521
Raytheon Co.	109,000	5,570,990

		$25,511,403
Biotechnology - 2.0%
Amgen, Inc. (a)	107,740	$6,452,549

Business Services - 2.7%
Accenture Ltd., “A”	147,450	$4,873,223
Global Payments, Inc.	91,060	3,688,841

		$8,562,064
Chemicals - 2.0%
Potash Corp. of Saskatchewan, Inc.	75,900	$6,471,234

Computer Software - 2.7%
CA, Inc. (a)	192,100	$3,419,380
Open Text Corp. (a)	202,630	5,258,249

		$8,677,629
Computer Software - Systems - 5.2%
Hewlett-Packard Co.	236,485	$9,052,646
International Business Machines Corp.	81,250	7,553,813

		$16,606,459
Consumer Goods & Services - 3.8%
Colgate-Palmolive Co.	98,900	$6,206,964
Procter & Gamble Co.	91,400	5,898,956

		$12,105,920
Electrical Equipment - 3.8%
Emerson Electric Co.	171,100	$5,600,103
W.W. Grainger, Inc.	79,900	6,277,743

		$11,877,846

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 6.3%
Apache Corp.	80,460	$6,624,272
Devon Energy Corp.	81,940	6,625,668
Occidental Petroleum Corp.	121,190	6,730,893

		$19,980,833
Energy - Integrated - 6.6%
Chevron Corp.	107,590	$8,026,214
Cimarex Energy Co.	171,000	6,918,660
Hess Corp.	99,050	5,963,801

		$20,908,675
Food & Beverages - 4.9%
Flowers Foods, Inc.	267,220	$7,923,073
General Mills, Inc.	110,430	7,480,528

		$15,403,601
Food & Drug Stores - 1.8%
Safeway, Inc.	274,400	$5,836,488

Forest & Paper Products - 1.0%
International Paper Co.	183,910	$3,166,930

Insurance - 6.0%
Aflac, Inc.	117,400	$5,198,472
Reinsurance Group of America, Inc., “A”	77,700	2,901,318
Torchmark Corp.	137,820	5,756,741
Unum Group	319,940	5,039,055

		$18,895,586
Medical & Health Technology & Services - 2.0%
Express Scripts, Inc. (a)	104,650	$6,342,837

Medical Equipment - 5.8%
Baxter International, Inc. (a)	127,820	$7,731,832
St. Jude Medical, Inc. (a)	189,160	7,193,755
Stryker Corp.	61,700	3,298,482

		$18,224,069
Natural Gas - Distribution - 1.6%
MDU Resources Group, Inc.	271,210	$4,938,734

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - 3.2%
Halliburton Co.	159,900	$3,164,421
National Oilwell Varco, Inc. (a)	227,800	6,808,942

		$9,973,363
Other Banks & Diversified Financials - 5.0%
Hudson City Bancorp, Inc.	502,470	$9,451,461
Northern Trust Corp.	113,170	6,372,603

		$15,824,064
Pharmaceuticals - 2.8%
Johnson & Johnson	144,550	$8,866,697

Railroad & Shipping - 5.2%
CSX Corp.	73,900	$3,378,708
Norfolk Southern Corp.	165,060	9,893,696
Union Pacific Corp.	48,100	3,211,637

		$16,484,041
Restaurants - 2.8%
McDonald’s Corp.	150,990	$8,746,851

Specialty Chemicals - 2.5%
Airgas, Inc.	119,460	$4,582,486
Praxair, Inc.	50,543	3,292,876

		$7,875,362
Specialty Stores - 8.4%
Aeropostale, Inc.	198,670	$4,809,801
IAC/InterActiveCorp (a)	397,000	6,653,720
Ross Stores, Inc.	252,680	8,260,109
TJX Cos., Inc.	259,360	6,940,474

		$26,664,104
Utilities - Electric Power - 2.1%
Westar Energy, Inc. (a)	333,970	$6,509,075
Total Common Stocks (Identified Cost, $367,102,286)		$310,906,414

Portfolio of Investments – continued

Repurchase Agreements - 3.7%
Issuer	Shares/Par	Value ($)

Merrill Lynch & Co., 0.15%, dated 10/31/08, due 11/03/08, total to be received $11,680,146 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$11,680,000	$11,680,000
Total Investments (Identified Cost, $378,782,286)		$322,586,414

Other Assets, Less Liabilities - (2.0)%		(6,185,802)
Net Assets - 100.0%		$316,400,612

(a)	Non-income producing security.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value (identified cost, $378,782,286)	$322,586,414
Cash	1,262
Receivable for investments sold	25,460,286
Receivable for fund shares sold	1,469,185
Interest and dividends receivable	237,755
Total assets		$349,754,902
Liabilities
Payable for investments purchased	$32,476,442
Payable for fund shares reacquired	627,613
Payable to affiliates
Management fee	12,536
Shareholder servicing costs	100,429
Distribution and service fees	8,457
Administrative services fee	329
Payable for independent trustees’ compensation	1,355
Accrued expenses and other liabilities	127,129
Total liabilities		$33,354,290
Net assets		$316,400,612
Net assets consist of
Paid-in capital	$471,209,749
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(56,195,872)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(98,613,265)
Net assets		$316,400,612
Shares of beneficial interest outstanding		25,639,795

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$236,815,581
Shares outstanding	19,098,720
Net asset value per share		$12.40
Offering price per share (100/94.25 × net asset value per share)		$13.16
Class B shares
Net assets	$15,028,863
Shares outstanding	1,236,270
Net asset value and offering price per share		$12.16
Class C shares
Net assets	$61,857,423
Shares outstanding	5,087,375
Net asset value and offering price per share		$12.16
Class W shares
Net assets	$1,429,779
Shares outstanding	115,091
Net asset value, offering price, and redemption price per share		$12.42
Class R1 shares
Net assets	$66,385
Shares outstanding	5,458
Net asset value, offering price, and redemption price per share		$12.16
Class R2 shares
Net assets	$66,553
Shares outstanding	5,458
Net asset value, offering price, and redemption price per share		$12.19
Class R3 shares
Net assets	$66,637
Shares outstanding	5,371
Net asset value, offering price, and redemption price per share		$12.41
Class R4 shares
Net assets	$1,069,391
Shares outstanding	86,052
Net asset value, offering price, and redemption price per share		$12.43

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/08

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$5,009,267
Interest	363,536
Foreign taxes withheld	(35,004)
Total investment income		$5,337,799
Expenses
Management fee	$2,668,284
Distribution and service fees	1,805,274
Shareholder servicing costs	498,900
Administrative services fee	58,079
Independent trustees’ compensation	10,677
Custodian fee	92,353
Shareholder communications	90,718
Auditing fees	45,122
Legal fees	416
Miscellaneous	184,427
Total expenses		$5,454,250
Fees paid indirectly	(1,526)
Reduction of expenses by investment adviser	(1,897)
Net expenses		$5,450,827
Net investment loss		$(113,028)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(94,856,066)
Foreign currency transactions	(427)
Net realized gain (loss) on investments and foreign currency transactions		$(94,856,493)
Change in unrealized appreciation (depreciation)
Investments	$(83,799,882)
Translation of assets and liabilities in foreign currencies	(56)
Net unrealized gain (loss) on investments and foreign currency translation		$(83,799,938)
Net realized and unrealized gain (loss) on investments and foreign currency		$(178,656,431)
Change in net assets from operations		$(178,769,459)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2008	2007
Change in net assets
From operations
Net investment loss	$(113,028)	$(341,444)
Net realized gain (loss) on investments and foreign currency transactions	(94,856,493)	(3,738,758)
Net unrealized gain (loss) on investments and foreign currency translation	(83,799,938)	25,747,991
Change in net assets from operations	$(178,769,459)	$21,667,789
Distributions declared to shareholders
From net realized gain on investments
Class A	$—	$(852,020)
Class C	—	(7,776)
Total distributions declared to shareholders	$—	$(859,796)
Change in net assets from fund share transactions	$218,901,393	$239,917,263
Total change in net assets	$40,131,934	$260,725,256
Net assets
At beginning of period	276,268,678	15,543,422
At end of period	$316,400,612	$276,268,678

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.02	$17.50	$16.77	$15.10	$13.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.03)	$(0.03)	$(0.06)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.64)	3.55	1.84	2.34	2.07
Total from investment operations	$(7.62)	$3.52	$1.81	$2.28	$1.99
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.00)	$(1.08)	$(0.61)	$—
Net asset value, end of period	$12.40	$20.02	$17.50	$16.77	$15.10
Total return (%) (r)(s)(t)	(38.06)	20.99	11.22	15.33	15.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.38	2.90	2.82	2.62
Expenses after expense reductions (f)	1.38	1.37	1.75	1.75	1.75
Net investment income (loss)	0.13	(0.14)	(0.19)	(0.39)	(0.55)
Portfolio turnover	196	141	168	107	133
Net assets at end of period (000 Omitted)	$236,816	$210,954	$15,405	$11,078	$6,711

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2008	2007 (i)
Net asset value, beginning of period	$19.75	$17.03
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.50)	2.84	(g)
Total from investment operations	$(7.59)	$2.72
Net asset value, end of period	$12.16	$19.75
Total return (%) (r)(s)(t)	(38.43)	15.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	1.98	(a)
Expenses after expense reductions (f)	2.03	1.98	(a)
Net investment loss	(0.53)	(0.85	)(a)
Portfolio turnover	196	141
Net assets at end of period (000 Omitted)	$15,029	$13,484

Class C	Years ended 10/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$19.76	$17.38	$16.78	$15.11	$14.64
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.15)	$(0.12)	$(0.04)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(7.51)	3.53	1.80	2.32	0.60
Total from investment operations	$(7.60)	$3.38	$1.68	$2.28	$0.47
Less distributions declared to shareholders
From net realized gain on investments	$—	$(1.00)	$(1.08)	$(0.61)	$—
Net asset value, end of period	$12.16	$19.76	$17.38	$16.78	$15.11
Total return (%) (r)(s)(t)	(38.46)	20.30	10.40	15.31	3.21	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	1.98	3.65	3.57	3.37	(a)
Expenses after expense reductions (f)	2.03	1.98	2.50	2.50	2.50	(a)
Net investment loss	(0.53)	(0.85)	(0.94)	(1.14)	(1.30	)(a)
Portfolio turnover	196	141	168	107	133
Net assets at end of period (000 Omitted)	$61,857	$51,831	$139	$39	$—	(z)

See Notes to Financial Statements

Financial Highlights – continued

Class W	Year ended 10/31
	2008 (i)
Net asset value, beginning of period	$17.96
Income (loss) from investment operations
Net investment income (d)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(5.57	)(g)
Total from investment operations	$(5.54)
Net asset value, end of period	$12.42
Total return (%) (r)(s)	(30.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	(a)
Expenses after expense reductions (f)	1.12	(a)
Net investment income	0.30	(a)
Portfolio turnover	196
Net assets at end of period (000 Omitted)	$1,430

Class R1	Year ended 10/31
	2008 (i)
Net asset value, beginning of period	$18.32
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.12	)(g)
Total from investment operations	$(6.16)
Net asset value, end of period	$12.16
Total return (%) (r)(s)	(33.62	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	(a)
Expenses after expense reductions (f)	2.03	(a)
Net investment loss	(0.48	)(a)
Portfolio turnover	196
Net assets at end of period (000 Omitted)	$66

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended 10/31
	2008 (i)
Net asset value, beginning of period	$18.32
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.13	)(g)
Total from investment operations	$(6.13)
Net asset value, end of period	$12.19
Total return (%) (r)(s)	(33.46	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	(a)
Expenses after expense reductions (f)	1.52	(a)
Net investment income	0.02	(a)
Portfolio turnover	196
Net assets at end of period (000 Omitted)	$67

Class R3	Year ended 10/31
	2008 (i)
Net asset value, beginning of period	$18.62
Income (loss) from investment operations
Net investment income (d)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(6.23	)(g)
Total from investment operations	$(6.21)
Net asset value, end of period	$12.41
Total return (%) (r)(s)	(33.35	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	(a)
Expenses after expense reductions (f)	1.27	(a)
Net investment income	0.28	(a)
Portfolio turnover	196
Net assets at end of period (000 Omitted)	$67

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended 10/31
	2008 (i)
Net asset value, beginning of period	$18.62
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(6.23	)(g)
Total from investment operations	$(6.19)
Net asset value, end of period	$12.43
Total return (%) (r)(s)	(33.24	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	(a)
Expenses after expense reductions (f)	1.03	(a)
Net investment income	0.57	(a)
Portfolio turnover	196
Net assets at end of period (000 Omitted)	$1,069

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, March 3, 2008 (Class W), January 3, 2007 (Class B), March 1, 2004 (Class C) and May 1, 2008, (Classes R1, R2, R3 and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	Amount was less than $500.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Sector Rotational Fund (the fund) is a series of MFS Series Trust XII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities, effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and FASB Staff Position (FSP) 133-1, effective for fiscal years and interim periods ending after November 15, 2008 (the “Standards”) were recently issued. These Standards provide enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standards to the fund, and has not at this time determined the impact resulting from the adoption of these Standards on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.

Notes to Financial Statements – continued

Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of

Notes to Financial Statements – continued

Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2008 there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/08	10/31/07
Long-term capital gain	—	$859,796

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/08
Cost of investments	$379,539,132
Gross appreciation	$2,948,368
Gross depreciation	(59,901,086)
Net unrealized appreciation (depreciation)	$(56,952,718)
Capital loss carryforwards	(97,856,419)

As of October 31, 2008 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/15	$(3,606,418)
10/31/16	(94,250,001)
$(97,856,419)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Next $2.5 billion of average daily net assets	0.60%
Average daily net assets in excess of $5 billion	0.50%

MFS has engaged Valley Forge Capital Advisors, Inc., (Valley Forge) as a subadviser for the fund. MFS pays a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.35%
Next $1.5 billion of average daily net assets	0.30%
Next $2.5 billion of average daily net assets	0.25%
Average daily net assets in excess of $5 billion	0.20%

The fund is not responsible for paying a sub-advisory fee.

The management fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

MFS as investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class W	Class R1	Class R2	Class R3	Class R4
1.40%	2.05%	2.05%	1.15%	2.05%	1.55%	1.30%	1.05%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2009. For the year ended October 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $211,932 for the year ended October 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$939,328
Class B	0.75%	0.25%	1.00%	1.00%	170,977
Class C	0.75%	0.25%	1.00%	1.00%	693,316
Class W (i)	0.10%	—	0.10%	0.10%	851
Class R1 (i)	0.75%	0.25%	1.00%	1.00%	457
Class R2 (i)	0.25%	0.25%	0.50%	0.50%	230
Class R3 (i)	—	0.25%	0.25%	0.25%	115
Total Distribution and Service Fees					$1,805,274

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2008 based on each class’ average daily net assets.
(i)	For the period from the class inception, March 3, 2008 (Class W) and May 1, 2008, (Classes R1, R2, and R3) through the stated period end.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2008, were as follows:

Amount
Class A	$620
Class B	25,203
Class C	42,855

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2008, the fee was $107,619, which equated to 0.0303% annually of the fund’s average daily net

Notes to Financial Statements – continued

assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $391,281.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended October 31, 2008 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,699 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,897, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $904,431,746 and $685,760,082, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/08 (i)		Year ended 10/31/07 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	14,264,446	$253,862,599	12,487,855	$232,035,779
Class B	810,927	14,240,519	759,546	14,146,018
Class C	3,347,984	59,019,766	2,675,224	49,981,249
Class W	131,799	2,324,464	—	—
Class R1	5,458	100,000	—	—
Class R2	5,458	100,000	—	—
Class R3	5,371	100,000	—	—
Class R4	95,833	1,580,727	—	—
	18,667,276	$331,328,075	15,922,625	$296,163,046
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	46,111	$796,798
Class C	—	—	342	5,862
	—	$—	46,453	$802,660
Shares reacquired
Class A	(5,704,387)	$(93,325,088)	(2,875,802)	$(54,518,116)
Class B	(257,337)	(4,274,176)	(76,866)	(1,418,169)
Class C	(884,270)	(14,434,850)	(59,893)	(1,112,158)
Class W	(16,708)	(260,001)	—	—
Class R4	(9,781)	(132,567)	—	—
	(6,872,483)	$(112,426,682)	(3,012,561)	$(57,048,443)
Net change
Class A	8,560,059	$160,537,511	9,658,164	$178,314,461
Class B	553,590	9,966,343	682,680	12,727,849
Class C	2,463,714	44,584,916	2,615,673	48,874,953
Class W	115,091	2,064,463	—	—
Class R1	5,458	100,000	—	—
Class R2	5,458	100,000	—	—
Class R3	5,371	100,000	—	—
Class R4	86,052	1,448,160	—	—
	11,794,793	$218,901,393	12,956,517	$239,917,263

(i)	For the period from the class’ inception, January 3, 2007 (Class B), March 3, 2008 (Class W) and May 1, 2008 (Classes R1, R2, R3, and R4), through the stated period end.

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2008, the fund’s commitment fee and interest expense were $1,675 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Acquisitions

On January 3, 2007, the fund acquired all of the assets of Penn Street Advisors Sector Rotational Portfolio (the predecessor fund) as of the close of business on December 29, 2006. The acquisition was accomplished by a tax-free exchange of 909,586 shares of the Class A and Class C shares of the fund (valued at $15,625,585) and the assumption of certain liabilities of the predecessor fund by the fund for all of the assets of the predecessor fund. The predecessor fund then distributed the shares that the predecessor fund received from the fund to its shareholders. The predecessor fund’s net assets on that date were $15,625,585 including $2,093,997 of unrealized appreciation, $15,296 of accumulated net investment loss, and $324,063 of accumulated net realized gain on investments. The aggregate net assets of the fund after the acquisition were $15,625,585, and the fund continued the operations of the predecessor fund. All accounting and performance history of the predecessor fund were carried forward to MFS Sector Rotational Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust XII and Shareholders of MFS Sector Rotational Fund:

We have audited the accompanying statement of assets and liabilities of MFS Sector Rotational Fund (the Fund), (one of the portfolios comprising MFS Series Trust XII), including the portfolio of investments, as of October 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods ended October 31, 2007 and October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2006 were audited by another independent registered public accounting firm whose report, dated November 30, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Sector Rotational Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods ended October 31, 2007 and October 31, 2008, in conformity, with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2008

TRUSTEES AND OFFICERS —IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or

Trustees and Officers – continued

removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
G. Michael Mara

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XII, on behalf of the Fund, MFS and Valley Forge Capital Advisors, Inc. (“Valley Forge”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreements for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and Valley Forge during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

On January 3, 2007, the Fund acquired all of the assets and identified liabilities of the Penn Street Advisors Sector Rotational Portfolio, the fund’s predecessor (the “Predecessor Fund”), pursuant to an agreement and plan of reorganization, in exchange for Class A and Class C shares of the Fund, and assumed the performance record of the Predecessor Fund. As a result, performance information for the Fund includes the performance of the Predecessor Fund adjusted to reflect the Fund’s applicable sales charges.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreements for the Fund were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and Valley Forge under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information

Board Review of Investment Advisory Agreement – continued

provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds and (ix) information regarding the overall organization of Valley Forge, including information about Valley Forge personnel providing investment advisory services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or Valley Forge.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st

Board Review of Investment Advisory Agreement – continued

quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one-and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2007, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ and Valley Forge’s efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the one-year period ended December 31, 2007 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ and Valley Forge’s responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee, sub-advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees noted that MFS (and not the Fund) pays Valley Forge its sub-advisory fee from its advisory fees. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate and sub-advisory fee rate schedules are subject to breakpoints that reduce the

Board Review of Investment Advisory Agreement – continued

Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion and $5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, and with respect to the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fee charged to the Fund and the sub-advisory fee paid by MFS to Valley Forge represent reasonable compensation in light of the services being provided by MFS and Valley Forge to the Fund.

In addition, the Trustees considered MFS’ and Valley Forge’s resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, Valley Forge and MFS’ ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser and sub-adviser that also serve other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and Valley Forge from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for

Board Review of Investment Advisory Agreement – continued

investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and Valley Forge such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with Valley Forge should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to a series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2008 and 2007, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2008	2007
Fees billed by E&Y:
MFS Sector Rotational Fund	30,091	30,100

For the fiscal years ended October 31, 2008 and 2007, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
Fees billed by E&Y:
To MFS Sector Rotational Fund	0	7,500	6,676	6,450	0	0

To MFS and MFS Related Entities of MFS Sector Rotational Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2008	2007
To MFS Sector Rotational Fund, MFS and MFS Related Entities#	217,929	214,966

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XII

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: December 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: December 17, 2008

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2008

* Print name and title of each signing officer under his or her signature.